Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

CONTACT:

Barbara Baker
Taubman, Vice President,
Corporate Affairs & Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ISSUES SECOND QUARTER RESULTS

•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 3.9%

•	Funds From Operations, Net Income, Average Rent Per Square Foot, Occupancy, and Leased Space Up

•	City Creek Financing Complete

•	Saks Announced as International Market Place Anchor, Hawaii

BLOOMFIELD HILLS, Mich., July 25, 2013 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the second quarter of 2013.

	June 30, 2013 Three Months Ended	June 30, 2012 Three Months Ended	June 30, 2013 Six Months Ended	June 30, 2012 Six Months Ended
Net income allocable to common shareholders per diluted share (EPS)	$0.28	$0.27	$0.71	$0.57
Funds from Operations (FFO) per diluted share Growth rate	$0.75 2.7%	$0.73	$1.65 12.2%	$1.47

“Our results this quarter are in line with our expectations,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “They were positively impacted by increased rents, a result of higher occupancy and rent per square foot. We also saw contributions from two centers where we recently acquired additional interests: International Plaza (Tampa, Fla.) and Waterside Shops (Naples, Fla.).”

Rents, Occupancy, and Leased Space Up

Average rent per square foot for the second quarter of 2013 was $48.98, up 4.8 percent from $46.73 in the comparable period last year.

Ending occupancy in all centers was 90.7 percent on June 30, 2013, up 0.6 percent from 90.1 percent on June 30, 2012. Leased space in all centers was 92.6 percent on June 30, 2013, up 0.3 percent from 92.3 percent on June 30, 2012.

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Taubman Centers /2

Sales Per Square Foot and NOI

Mall tenant sales per square foot were flat for the quarter. The company's 12-month trailing mall tenant sales per square foot remains at $698, an increase of 3.9 percent from the 12-months ended June 30, 2012. “Shoes and women's specialty, which includes many of the luxury concepts, were among the strongest categories,” said Mr. Taubman. “However, electronics was very weak.”

For the quarter, NOI excluding lease cancellation income was up 3.9 percent.

Taubman Prestige Outlets Chesterfield to Open August 2, 2013

The grand opening of Taubman Prestige Outlets Chesterfield (Chesterfield, Mo.) is scheduled for 10:00 a.m. on Friday, August 2, the start of Missouri's tax-free weekend. The center will feature numerous outlet stores new to the St. Louis market including Polo Ralph Lauren Factory Store, Restoration Hardware, Abercrombie & Fitch, abercrombie kids, 2b bebe Outlet, Lucky Brand Outlet, Brooks Brothers Factory Store and Steve Madden.

Saks Announced as International Market Place Anchor

In June, the company announced that Saks Fifth Avenue will anchor the International Market Place (Waikiki, Honolulu, Hawaii) as part of the planned revitalization of the iconic shopping center. The company anticipates completing due diligence and being in a position to move forward with the project in the near future.

City Creek Financing Completed

In July, the company completed an $85 million, 10-year, non-recourse, secured financing on City Creek Center (Salt Lake City, Utah). The loan bears interest at an all-in fixed rate of 4.43%. Proceeds, which exceeded the company's $76 million investment, were used to reduce borrowings under the company's revolving lines of credit.

2013 Guidance

The company is maintaining its 2013 FFO guidance range of $3.57 to $3.67 per diluted share. 2013 EPS is expected to be in the range of $1.66 to $1.79. This guidance includes the negative 6.5 cent impact of the company's March 2013 Series K Preferred Stock offering.

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Taubman Centers /3

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investing.” This includes the following:

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income

•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction

•	Acquisitions

•	Capital Spending

•	Operational Statistics

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

Investor Conference Call

The company will host a conference call at 11:00 AM Eastern Daylight Time on Friday, July 26 to discuss these results, business conditions and the company's outlook for the remainder of 2013. The conference call will be simulcast at www.taubman.com under “Investing” as well as www.earnings.com and www.streetevents.com. An online replay will follow shortly after the call and continue for approximately 90 days.
Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 27 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman's U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Taubman is currently developing Taubman Prestige Outlets Chesterfield in Chesterfield, Mo.; The Mall at University Town Center in Sarasota, Fla.; The Mall of San Juan in San Juan, Puerto Rico; and shopping malls in Xi'an and Zhengzhou, China and Hanam, South Korea.  Taubman Centers is headquartered in Bloomfield Hills, Mich. and Taubman Asia, the platform for Taubman Centers' expansion into China and South Korea, is headquartered in Hong Kong.  Founded in 1950, Taubman has more than 60 years of experience in the shopping center industry.  For more information about Taubman, visit www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

Taubman Centers /4

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties.  You should review the company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

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Taubman Centers/5

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended June 30, 2013 and 2012
(in thousands of dollars, except as indicated)

	Three Months Ended		Year to Date
	2013	2012	2013	2012

Net income	33,603	31,448	79,959	63,625
Noncontrolling share of income of consolidated joint ventures	(1,773)	(2,875)	(4,554)	(4,709)
Noncontrolling share of income of TRG	(7,788)	(8,138)	(19,577)	(16,889)
Preferred stock dividends	(5,764)	(3,659)	(9,364)	(7,317)
Distributions to participating securities of TRG	(436)	(403)	(878)	(806)
Net income attributable to Taubman Centers, Inc. common shareowners	17,842	16,373	45,586	33,904
Net income per common share - basic	0.28	0.28	0.72	0.58
Net income per common share - diluted	0.28	0.27	0.71	0.57
Beneficial interest in EBITDA - Combined (1)	114,627	109,047	243,110	220,137
Funds from Operations (1)	68,209	63,520	149,722	128,672
Funds from Operations attributable to TCO (1)	48,750	43,815	106,954	88,605
Funds from Operations per common share - basic (1)	0.76	0.75	1.68	1.51
Funds from Operations per common share - diluted (1)	0.75	0.73	1.65	1.47
Weighted average number of common shares outstanding - basic	63,786,083	58,789,737	63,602,025	58,518,442
Weighted average number of common shares outstanding - diluted	64,842,511	60,201,385	64,707,684	60,054,622
Common shares outstanding at end of period	63,816,192	58,812,588
Weighted average units - Operating Partnership - basic	89,013,712	85,229,124	88,887,990	84,978,006
Weighted average units - Operating Partnership - diluted	90,941,402	87,512,034	90,864,911	87,385,448
Units outstanding at end of period - Operating Partnership	89,013,714	85,244,196
Ownership percentage of the Operating Partnership at end of period	71.7%	69.0%
Number of owned shopping centers at end of period	24	24	24	24

Operating Statistics:
Net Operating Income excluding lease cancellation income - growth % (2)	3.9%		4.5%
Mall tenant sales - all centers (3)	1,406,196	1,396,440	2,860,984	2,750,258
Mall tenant sales - comparable (2)(3)	1,371,556	1,366,654	2,792,601	2,714,285
Ending occupancy - all centers	90.7%	90.1%	90.7%	90.1%
Ending occupancy - comparable (2)	90.6%	90.3%	90.6%	90.3%
Average occupancy - all centers	90.7%	89.9%	90.6%	89.8%
Average occupancy - comparable (2)	90.6%	90.1%	90.5%	90.0%
Leased space - all centers	92.6%	92.3%	92.6%	92.3%
Leased space - comparable (2)	92.5%	92.3%	92.5%	92.3%
All centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (3)	13.7%	13.1%	13.7%	13.2%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (3)	13.6%	12.8%	12.7%	12.4%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (3)	13.6%	13.0%	13.4%	12.9%
Comparable centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (2)(3)	13.6%	13.1%	13.7%	13.0%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (3)	13.6%	12.6%	12.7%	12.4%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (2)(3)	13.6%	13.0%	13.4%	12.9%
Average rent per square foot - Consolidated Businesses (2)	48.89	47.07	48.49	46.71
Average rent per square foot - Unconsolidated Joint Ventures	49.20	45.94	48.08	45.13
Average rent per square foot - Combined (2)	48.98	46.73	48.37	46.23

Taubman Centers/6

(1)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from peripheral land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs. The Company primarily uses FFO in measuring performance and in formulating corporate goals and compensation.

The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. The Company believes the disclosure of the adjusted items is similarly useful to investors and others to understand management's view on comparability of such measures between periods.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing or financing activities as defined by GAAP.

(2)	Statistics exclude non-comparable centers. The 2012 statistics, other than sales per square foot growth, have been restated to include comparable centers to 2013.
(3)	Based on reports of sales furnished by mall tenants.

Taubman Centers/7

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended June 30, 2013 and 2012
(in thousands of dollars)
	2013		2012
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	103,233	42,076	98,940	40,570
Percentage rents	1,083	1,429	2,049	1,228
Expense recoveries	65,569	24,600	62,215	23,573
Management, leasing, and development services	1,819		8,559
Other	6,483	1,669	7,702	1,400
Total revenues	178,187	69,774	179,465	66,771

EXPENSES:
Maintenance, taxes, utilities, and promotion	52,762	17,975	48,903	17,505
Other operating	18,492	4,168	19,922	4,258
Management, leasing, and development services	1,119		6,987
General and administrative	12,628		10,043
Interest expense	32,622	16,994	36,676	15,823
Depreciation and amortization	38,258	9,187	36,235	9,019
Total expenses	155,881	48,324	158,766	46,605

Nonoperating income	50	(8)	71	(7)
	22,356	21,442	20,770	20,159
Income tax expense	(234)		(492)
Equity in income of Unconsolidated Joint Ventures	11,481		11,170

Net income	33,603		31,448
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(1,773)		(2,875)
Noncontrolling share of income of TRG	(7,788)		(8,138)
Distributions to participating securities of TRG	(436)		(403)
Preferred stock dividends	(5,764)		(3,659)
Net income attributable to Taubman Centers, Inc. common shareowners	17,842		16,373

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	93,236	47,623	93,681	45,001
EBITDA - outside partners' share	(5,355)	(20,877)	(9,393)	(20,242)
Beneficial interest in EBITDA	87,881	26,746	84,288	24,759
Beneficial interest expense	(30,408)	(9,401)	(32,473)	(8,225)
Beneficial income tax expense - TRG and TCO	(234)		(515)
Beneficial income tax expense - TCO	128
Non-real estate depreciation	(739)		(655)
Preferred dividends and distributions	(5,764)		(3,659)
Funds from Operations contribution	50,864	17,345	46,986	16,534

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	777	122	1,014	115
Green Hills purchase accounting adjustments - minimum rents increase	200		186
Green Hills, El Paseo Village, and Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	858		858
Waterside Shops purchase accounting adjustments - interest expense reduction		263

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Six Months Ended June 30, 2013 and 2012
(in thousands of dollars)
	2013		2012
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	205,542	82,147	192,684	79,197
Percentage rents	6,711	3,626	6,452	3,431
Expense recoveries	129,606	48,184	118,692	46,337
Management, leasing, and development services	5,201		17,207
Other	14,384	3,368	13,694	3,116
Total revenues	361,444	137,325	348,729	132,081

EXPENSES:
Maintenance, taxes, utilities, and promotion	99,319	35,186	90,601	33,614
Other operating	34,655	8,271	36,232	7,880
Management, leasing, and development services	3,145		15,509
General and administrative	24,864		18,450
Interest expense	67,074	33,928	74,203	31,490
Depreciation and amortization	75,280	19,258	72,669	17,595
Total expenses	304,337	96,643	307,664	90,579

Nonoperating income	2,287		195	1
	59,394	40,682	41,260	41,503
Income tax expense	(1,262)		(706)
Equity in income of Unconsolidated Joint Ventures	21,827		23,071

Net income	79,959		63,625
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(4,554)		(4,709)
Noncontrolling share of income of TRG	(19,577)		(16,889)
Distributions to participating securities of TRG	(878)		(806)
Preferred stock dividends	(9,364)		(7,317)
Net income attributable to Taubman Centers, Inc. common shareowners	45,586		33,904

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	201,748	93,868	188,132	90,588
EBITDA - outside partners' share	(11,415)	(41,091)	(17,860)	(40,723)
Beneficial interest in EBITDA	190,333	52,777	170,272	49,865
Beneficial interest expense	(62,697)	(18,777)	(65,794)	(16,319)
Beneficial income tax expense - TRG and TCO	(1,262)		(726)
Beneficial income tax expense - TCO	161
Non-real estate depreciation	(1,449)		(1,309)
Preferred dividends and distributions	(9,364)		(7,317)
Funds from Operations contribution	115,722	34,000	95,126	33,546

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	1,800	225	1,266	173
Green Hills purchase accounting adjustments - minimum rents increase	404		399
Green Hills, El Paseo Village, and Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	1,715		1,715
Waterside Shops purchase accounting adjustments - interest expense reduction		525

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations
For the Three Months Ended June 30, 2013 and 2012
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2013			2012
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	17,842	63,786,083	0.28	16,373	58,789,737	0.28

Add impact of share-based compensation	92	1,056,428		134	1,411,648

Net income attributable to TCO common shareowners - Diluted	17,934	64,842,511	0.28	16,507	60,201,385	0.27

Add depreciation of TCO's additional basis	1,720		0.03	1,721		0.03
Add TCO's additional income tax expense	128		(0.00)

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax expense	19,782	64,842,511	0.31	18,228	60,201,385	0.30

Add:
Noncontrolling share of income of TRG	7,788	25,227,629		8,138	26,439,387
Distributions to participating securities of TRG	436	871,262		403	871,262

Net income attributable to partnership unitholders
and participating securities	28,006	90,941,402	0.31	26,769	87,512,034	0.31

Add (less) depreciation and amortization:
Consolidated businesses at 100%	38,258		0.42	36,235		0.41
Depreciation of TCO's additional basis	(1,720)		(0.02)	(1,721)		(0.02)
Noncontrolling partners in consolidated joint ventures	(1,368)		(0.02)	(2,338)		(0.03)
Share of Unconsolidated Joint Ventures	5,864		0.06	5,364		0.06
Non-real estate depreciation	(739)		(0.01)	(655)		(0.01)

Less impact of share-based compensation	(92)		(0.00)	(134)		(0.00)

Funds from Operations	68,209	90,941,402	0.75	63,520	87,512,034	0.73

TCO's average ownership percentage of TRG	71.7%			69.0%

Funds from Operations attributable to TCO
excluding additional income tax expense	48,878		0.75	43,815		0.73

Less TCO's additional income tax expense	(128)		(0.00)

Funds from Operations attributable to TCO	48,750		0.75	43,815		0.73

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations
For the Six Months Ended June 30, 2013 and 2012
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2013			2012
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	45,586	63,602,025	0.72	33,904	58,518,442	0.58

Add impact of share-based compensation	245	1,105,659		302	1,536,180

Net income attributable to TCO common shareowners - Diluted	45,831	64,707,684	0.71	34,206	60,054,622	0.57

Add depreciation of TCO's additional basis	3,440		0.05	3,440		0.06
Add TCO's additional income tax expense	161		(0.00)

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax expense	49,432	64,707,684	0.76	37,646	60,054,622	0.63

Add:
Noncontrolling share of income of TRG	19,577	25,285,965		16,889	26,459,564
Distributions to participating securities of TRG	878	871,262		806	871,262

Net income attributable to partnership unitholders
and participating securities	69,887	90,864,911	0.77	55,341	87,385,448	0.63

Add (less) depreciation and amortization:
Consolidated businesses at 100%	75,280		0.83	72,669		0.83
Depreciation of TCO's additional basis	(3,440)		(0.04)	(3,440)		(0.04)
Noncontrolling partners in consolidated joint ventures	(2,484)		(0.03)	(4,762)		(0.05)
Share of Unconsolidated Joint Ventures	12,173		0.13	10,475		0.12
Non-real estate depreciation	(1,449)		(0.02)	(1,309)		(0.01)

Less impact of share-based compensation	(245)		(0.00)	(302)		(0.00)

Funds from Operations	149,722	90,864,911	1.65	128,672	87,385,448	1.47

TCO's average ownership percentage of TRG	71.6%			68.9%

Funds from Operations attributable to TCO
excluding additional income tax expense	107,115		1.65	88,605		1.47

Less TCO's additional income tax expense	(161)		(0.00)

Funds from Operations attributable to TCO	106,954		1.65	88,605		1.47

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended June 30, 2013 and 2012
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year to Date
	2013	2012	2013	2012

Net income	33,603	31,448	79,959	63,625

Add (less) depreciation and amortization:
Consolidated businesses at 100%	38,258	36,235	75,280	72,669
Noncontrolling partners in consolidated joint ventures	(1,368)	(2,338)	(2,484)	(4,762)
Share of Unconsolidated Joint Ventures	5,864	5,364	12,173	10,475

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100%	32,622	36,676	67,074	74,203
Noncontrolling partners in consolidated joint ventures	(2,214)	(4,203)	(4,377)	(8,409)
Share of Unconsolidated Joint Ventures	9,401	8,225	18,777	16,319
Share of income tax expense	234	515	1,262	726

Less noncontrolling share of income of consolidated joint ventures	(1,773)	(2,875)	(4,554)	(4,709)

Beneficial Interest in EBITDA	114,627	109,047	243,110	220,137

TCO's average ownership percentage of TRG	71.7%	69.0%	71.6%	68.9%

Beneficial Interest in EBITDA attributable to TCO	82,140	75,219	173,936	151,593

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended June 30, 2013 and 2012
(in thousands of dollars)

	Three Months Ended				Three Months Ended				Year to Date				Year to Date
	2013		2012		2012		2011		2013		2012		2012		2011

Net income	33,603		31,448		31,448		20,290		79,959		63,625		63,625		44,734

Add (less) depreciation and amortization:
Consolidated businesses at 100%	38,258		36,235		36,235		34,424		75,280		72,669		72,669		66,449
Consolidated businesses at 100% - discontinued operations							1,905								3,669
Noncontrolling partners in consolidated joint ventures	(1,368)		(2,338)		(2,338)		(3,142)		(2,484)		(4,762)		(4,762)		(5,707)
Share of Unconsolidated Joint Ventures	5,864		5,364		5,364		5,378		12,173		10,475		10,475		10,864

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100%	32,622		36,676		36,676		29,691		67,074		74,203		74,203		59,465
Consolidated businesses at 100% - discontinued operations							5,779								11,020
Noncontrolling partners in consolidated joint ventures	(2,214)		(4,203)		(4,203)		(2,743)		(4,377)		(8,409)		(8,409)		(5,642)
Share of Unconsolidated Joint Ventures	9,401		8,225		8,225		7,247		18,777		16,319		16,319		15,324
Share of income tax expense (benefit)	234		515		515		(5)		1,262		726		726		205

Less noncontrolling share of income of consolidated joint ventures	(1,773)		(2,875)		(2,875)		(2,785)		(4,554)		(4,709)		(4,709)		(6,170)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	5,355		9,393		9,393		8,670		11,415		17,860		17,860		17,519
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	20,877		20,242		20,242		19,487		41,091		40,723		40,723		39,198

EBITDA at 100%	140,859		138,682		138,682		124,196		295,616		278,720		278,720		250,928

Add (less) items excluded from shopping center NOI:
General and administrative expenses	12,628		10,043		10,043		8,005		24,864		18,450		18,450		15,289
Management, leasing, and development services, net	(700)		(1,572)		(1,572)		(2,157)		(2,056)		(1,698)		(1,698)		(5,737)
Gain on sale of peripheral land							(519)		(863)						(519)
Interest income	(42)		(64)		(64)		(170)		(101)		(196)		(196)		(303)
Gain on sale of marketable securities									(1,323)
Straight-line of rents	(1,158)		(1,831)		(1,831)		(334)		(2,614)		(2,480)		(2,480)		(543)
Non-center specific operating expenses and other	6,935		8,520		8,520		7,547		10,786		15,416		15,416		14,812

NOI - all centers at 100%	158,522		153,778		153,778		136,568		324,309		308,212		308,212		273,927

Less - NOI of non-comparable center	(2,399)	(1)	(3,006)	(1)	(7,032)	(2)	(1,057)	(3)	(5,525)	(1)	(3,355)	(1)	(12,771)	(2)	(1,876)	(3)

NOI at 100% - comparable centers	156,123		150,772		146,746		135,511		318,784		304,857		295,441		272,051

NOI - growth %	3.5%				8.3%				4.6%				8.6%

NOI at 100% - comparable centers	156,123		150,772		146,746		135,511		318,784		304,857		295,441		272,051

Lease cancellation income	(430)		(950)		(950)		(816)		(2,266)		(1,939)		(1,939)		(2,199)

NOI at 100% - comparable centers excluding lease cancellation income	155,693		149,822		145,796		134,695		316,518		302,918		293,502		269,852

NOI excluding lease cancellation income - growth %	3.9%				8.2%				4.5%				8.8%

(1)	Includes City Creek Center.
(2)	Includes City Creek Center, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(3) Includes The Pier Shops and Regency Square.

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of June 30, 2013 and December 31, 2012
(in thousands of dollars)
	As of
	June 30, 2013	December 31, 2012
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,331,214	4,246,000
Accumulated depreciation and amortization	(1,452,935)	(1,395,876)
	2,878,279	2,850,124
Investment in Unconsolidated Joint Ventures	274,308	214,152
Cash and cash equivalents	63,487	32,057
Restricted cash	6,346	6,138
Accounts and notes receivable, net	56,852	69,033
Accounts receivable from related parties	2,960	2,009
Deferred charges and other assets	87,571	94,982
	3,369,803	3,268,495

Liabilities:
Notes payable	2,910,585	2,952,030
Accounts payable and accrued liabilities	271,995	278,098
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	378,641	383,293
	3,561,221	3,613,421

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	25	25
Series J Cumulative Redeemable Preferred Stock
Series K Cumulative Redeemable Preferred Stock
Common stock	638	633
Additional paid-in capital	824,779	657,071
Accumulated other comprehensive income (loss)	(17,732)	(22,064)
Dividends in excess of net income	(909,503)	(891,283)
	(101,793)	(255,618)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(41,630)	(45,066)
Noncontrolling interests in partnership equity of TRG	(47,995)	(44,242)
	(89,625)	(89,308)
	(191,418)	(344,926)
	3,369,803	3,268,495

Combined Balance Sheet of Unconsolidated Joint Ventures (1) :

Assets:
Properties	1,133,342	1,129,647
Accumulated depreciation and amortization	(483,534)	(473,101)
	649,808	656,546
Cash and cash equivalents	25,163	30,070
Accounts and notes receivable, net	22,683	26,032
Deferred charges and other assets	28,647	31,282
	726,301	743,930

Liabilities:
Mortgage notes payable	1,485,340	1,490,857
Accounts payable and other liabilities, net	51,050	68,282
	1,536,390	1,559,139

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(460,234)	(459,390)
Accumulated deficiency in assets - Joint Venture Partners	(336,547)	(333,752)
Accumulated other comprehensive income (loss) - TRG	(6,654)	(11,021)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(6,654)	(11,046)
	(810,089)	(815,209)
	726,301	743,930

(1)	Unconsolidated Joint Venture amounts exclude the balances of entities that own interests in projects that are currently under development.

Taubman Centers/14

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2013

Funds from Operations per common share	3.57	3.67

Real estate depreciation - TRG	(1.79)	(1.76)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.11)	(0.11)

Net income attributable to common shareowners, per common share (EPS)	1.66	1.79